                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               KS Bancorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

                               KS Bancorp, Inc.
                              Post Office Box 219
                            207 West Second Street
                          Kenly, North Carolina 27542
                                (919) 284-4157

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 1, 2001


     NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of KS Bancorp, Inc. (the "Company") will be held on May 1, 2001, at 7:00 p.m., Eastern Time, at the offices of the Company at 207 West Second Street, Kenly, North Carolina.

     The Meeting is for the purpose of considering and voting upon the following matters:

     1. To elect three persons who will serve as directors of the Company until the 2004 Annual Meeting of Stockholders or until their successors are duly elected and qualify;

     2. To ratify the selection of Dixon Odom PLLC as the independent auditor for the Company for the 2001 fiscal year; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be considered at the Annual Meeting.

     The Board of Directors has established March 20, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

                                    By Order of the Board of Directors

                                    /s/ Joy B. Watson

                                    Secretary

Kenly, North Carolina
March 30, 2001


A form of proxy is enclosed to enable you to vote your shares at the Annual Meeting. You are urged, regardless of the number of shares you hold, to complete, sign, date and return the proxy promptly. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                               KS BANCORP, INC.

                                PROXY STATEMENT

                      2001 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 1, 2001


                      SOLICITATION AND VOTING OF PROXIES

General

     This Proxy Statement is being furnished to stockholders of KS Bancorp, Inc. (the "Company") in connection with the solicitation by the board of directors of the Company (the "Board of Directors") of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 1, 2001, at 7:00 p.m., Eastern Time, at the offices of the Company at 207 West Second Street, Kenly, North Carolina, and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on March 30, 2001.

     Other than the matters listed on the attached Notice of 2001 Annual Meeting of Stockholders, the Board of Directors knows of no matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

Revocability of Proxy

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a beneficial owner of shares of the Company's common stock, no par value (the "Common Stock") that are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

Solicitation

     The Company will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses, if any. In addition to the use of the mail, proxies may be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company and its wholly-owned savings bank subsidiary, KS Bank, Inc., (the "Bank"), without additional compensation therefor. Brokerage houses and nominees have been requested to forward these proxy materials to the beneficial owners of shares held of record by such persons and, upon request, the Company will reimburse such persons for their reasonable out-of-pocket expenses in doing so.

Voting Securities and Vote Required for Approval

     Regardless of the number of shares of Common Stock owned, it is important that stockholders be present in person or represented by proxy at the Annual Meeting. Stockholders are requested to vote by completing, signing, dating and returning the enclosed proxy card in the provided postage-paid envelope. Any shareholder may vote for, against, or abstain from voting on any matter to come before the Annual Meeting. If the enclosed proxy is properly marked, signed, dated and returned, and not revoked, it will be voted in accordance with the instructions therein. If no instructions are given, the proxy will be voted FOR
                                                                             ---
the nominees for election to the Board of Directors named in this Proxy Statement and for the other matters described in this Proxy Statement calling for a vote of the stockholders. If instructions are given with respect to some but not all proposals, such instructions as are given will be followed, but the proxy will be voted FOR the proposals described in this Proxy Statement on which
                    ---
no instructions are given.

     The close of business on March 20, 2000, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, the Company had outstanding 905,598 shares of Common Stock. Each share of Common Stock entitles its owner to one vote on each matter calling for a vote of stockholders at the Annual Meeting.

     The presence, in person or by proxy, of the holders of at least a majority of shares of the Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. To determine whether a quorum is present, the Company will count all shares of common stock present at the Annual Meeting either in person or by proxy, whether or not such shares will be voted for any matter. Since many of our stockholders cannot attend the Annual Meeting, it is necessary that a large number be represented by proxy. Accordingly, the Board of Directors has designated proxies to represent those stockholders who cannot be present in person and who desire to be so represented. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     In order to be elected, a nominee need only receive a plurality of the votes cast in the election of directors. As a result, those persons nominated who receive the largest number of votes will be elected as directors. Accordingly, shares not voted for any reason respecting any one or more nominees will not be counted as votes against such nominees.

     As to other issues presented for a vote, the affirmative vote of the holders of a majority of the shares of Common Stock present at the meeting, in person or by proxy and entitled to vote, is required to constitute stockholder approval of such proposals, unless the Company's articles of incorporation or bylaws or applicable law imposes a different voting requirement.

     Abstentions and broken non-votes will not be counted in tabulating the votes cast on any proposal submitted to the stockholders.

     Proxies solicited hereby will be returned to the Board of Directors and will be tabulated by one or more inspectors of election designated by the Board of Directors.


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that any person or group who acquires the beneficial ownership of more than 5% of the Common Stock notify the Securities and Exchange Commission (the "SEC") and the Company. The table below contains certain information, as of March 1, 2001, regarding all persons or groups, as defined in the Exchange Act, who held of record or who are known to the Company to own beneficially, more than 5% of the Company's Common Stock.


                                         Amount and Nature
                                           of Beneficial       Percentage of
           Name and Address                 Ownership/1/          Class/2/
           ----------------              -----------------     -------------

Salem Investment Counselors, Inc.
Post Office Box 25427
Winston-Salem, North Carolina 27114-5427       63,388/3/           7.00%

Harold T. Keen
Director, President and Chief Executive
Officer of the Bank and the Company
1121 Boyette Road
Four Oaks, North Carolina 27524                69,044/4/           7.62%

Ralph Edward Scott, Jr.
8934 Lefty Road
Kenly, North Carolina 27542                    78,480/5/           8.61%

R. Harold Hinnant
200 Pope Avenue
Kenly, North Carolina 27542                   106,420/6/          11.68%

Gordon C. Woodruff
Post Office Box 708
Smithfield, North Carolina 27577               65,589/7/           7.24%


/1/  Voting and investment power is not shared unless otherwise indicated.

/2/ Based upon a total of 905,598 shares of Common Stock outstanding and the shares underlying options that have vested or are exercisable within 60 days under the Nonqualified Stock Option Plan for Directors in which the named individual participates. Assumes exercise of only those options included with respect to the designated recipients.

/3/  Based upon a Schedule 13G February 12, 2001.

/4/ Includes shares owned by Mr. Keen's spouse and other entities controlled by Mr. Keen, over which shares Mr. Keen effectively exercises sole or shared voting and investment power. Includes shares allocated to Mr. Keen under the Bank's Employee Stock Ownership Plan (the "ESOP").

/5/ Mr. Scott, Mr. Hinnant and Mr. Woodruff serve as trustees of the ESOP which holds 65,319 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares, and such shares are included in this amount. This amount also includes 5,932 shares underlying stock options that have vested or are exercisable within 60 days under the Nonqualified Stock Option Plan for Directors.

/6/ Mr. Hinnant, Mr. Scott and Mr. Woodruff serve as trustees of the ESOP which holds 65,319 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares, and such shares are included in this amount. This amount also includes 5,582 shares underlying stock options that have vested or are exercisable within 60 days under the Nonqualified Stock Option Plan for Directors.

/7/ Mr. Woodruff, Mr. Scott and Mr. Hinnant serve as trustees of the ESOP which holds 65,319 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares, and such shares are included in this amount.

     Set forth below is certain information as of March 1, 2001 regarding beneficial ownership of the Common Stock by each of the members of the Board of Directors (including nominees for re-election at the Annual Meeting), each of the members of the Board of Directors of the Bank, the chief executive officer of the Company and the Bank, and the directors and all executive officers of the Company and the Bank as a group. All persons listed as directors are directors of the Company and the Bank.

                                           Amount and Nature
                                             of Beneficial      Percentage of
       Name and Address                      Ownership/1,2/        Class/3/
       ----------------                    -----------------    -------------

A. Carroll Coleman
7368 Rock Ridge School Road
Kenly, NC 27542                                   1,471                .16%

Robert E. Fields
203 Bailey Avenue
Kenly, North Carolina 27542                      17,904/4/            1.96%

R. Harold Hinnant
200 Pope Avenue
Kenly, North Carolina 27542                     106,420/5,6/         11.68%

Harold T. Keen
President and Chief Executive
Officer of the Bank and the Company
1121 Boyette Road
Four Oaks, North Carolina 27524                  69,044               7.62%

James C. Parker
117 Pineridge Lane
Goldsboro, North Carolina 27530                   2,964               0.33%

R. Elton Parrish
805 North Webb Street
Selma, North Carolina 27576                      24,830/4/            2.72%

Sidney Ernest Sauls
10579 NC 50 North
Angier, North Carolina 27501                        415                .05%

Ralph Edward Scott, Jr.
8934 Lefty Road
Kenly, North Carolina 27542                      78,480/4,6/          8.61%

Gordon C. Woodruff
Post Office Box 708
Smithfield, North Carolina 27577                 65,589/6/            7.24%

Directors and executive officers of the
Company and the Bank as a group (14
persons)                                        283,501/7/           30.24%

/1/  Voting and investment power is not shared unless otherwise indicated.

/2/ Unless otherwise indicated, all shares are owned directly by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals.

/3/ Based upon a total of 905,598 shares of Common Stock outstanding and the shares underlying options that have vested or are exercisable within 60 days under the Nonqualified Stock Option Plan for Directors or the Employee Stock Option Plan in which the named individual participates. Assumes exercise of only those options included with respect to the designated recipients.

/4/ Includes 5,932 shares underlying stock options that have vested or are exercisable within 60 days under the Nonqualified Stock Option Plan for Directors.

/5/ Includes 5,582 shares underlying stock options that have vested or are exercisable within 60 days under the Nonqualified Stock Option Plan for Directors.

/6/ Includes 65,319 shares held by the Bank's ESOP. Mr. Hinnant, Mr. Scott and Mr. Woodruff are trustees of such Plan and share certain voting and investment power of such shares.

/7/ Includes 32,060 shares underlying stock options for directors and executive officers that have vested or are exercisable within 60 days under the Nonqualified Stock Option Plan for Directors and Employee Stock Option Plan. The 65,319 shares held by the ESOP for which the trustees, Mr. Hinnant, Mr. Scott and Mr. Woodruff, share certain voting and investment power have been included only once in the total number of shares owned beneficially by the directors and executive officers as a group.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended December 31, 2000, all of its executive officers and directors, and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements, except (i) Sidney E. Sauls' initial filing after he became a director at last year's annual shareholders meeting was about one week late,
(ii) R. Harold Hinnant made a late filing with respect to 18 shares his wife received from automatic dividend reinvestment and (iii) James C. Parker made a late filing with respect to 666 shares given to his wife.

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

     The Company's articles of incorporation provide that the number of directors of the Company may not be less than five nor more than fifteen. The exact number of directors may be fixed or changed from time to time by the Board of Directors. The Board of Directors has currently fixed the size of the Board at nine members.

     So long as the total number of directors is nine or more, the directors may be divided into three classes, as nearly equal as possible in number. Each class of directors shall be elected for terms of three years each, or until their earlier death, resignation, retirement, removal or disqualification or until their successors shall be elected and shall qualify.

     The Board of Directors has nominated R. Harold Hinnant, R. Elton Parrish and A. Carroll Coleman for election as directors to serve until the 2004 annual meeting of stockholders or until their earlier death, resignation, retirement, removal or disqualification and until their successors shall be elected and shall qualify. All of these nominees are currently serving as directors of the Company.

     The persons named in the accompanying form of proxy intend to vote any shares of Common Stock represented by valid proxies received by them to elect these three nominees, unless authority to vote is withheld or such proxies are revoked. In the event that any of the nominees should become unavailable to accept nomination or election, it is intended that the proxyholders will vote to elect in his stead such other person as the present Board of Directors may recommend. The present Board of Directors has no reason to believe that any of the three nominees will be unable to serve if elected to office. In order to be elected as a director, a nominee need only receive a plurality of the votes cast. Accordingly, shares not voted for any reason respecting any one or more nominees will not be counted as votes against such nominees. No stockholder has the right to cumulatively vote his or her shares in the election of directors.

Nominees and Continuing Directors

     The following table sets forth as to each nominee and each director whose term is continuing, his name, age, principal occupation during the last five years, the year he was first elected as a director and the year in which his existing term of office expires.

     The Board of Directors recommends a vote FOR all of the following nominees
                                              ---
for election as directors.

                            Age on         Principal Occupation                                Existing
                         December 31,            During                           Director        Term
Name                         2000            Last Five Years                        Since       Expires
----                     ------------      --------------------                   --------     --------
                                              NOMINEES
R. Harold Hinnant              70        Retired business owner                    1988/1/        2004

R. Elton Parrish               72        Owner of Parrish Funeral                  1990/1/        2004
                                         Home, a funeral service
                                         provider

A. Carroll Coleman             63        President and Manager                      1998          2004
                                         of P. L. Woodard & Co., Inc.
                                         a farm supply provider

                                   DIRECTORS CONTINUING IN OFFICE
Harold T. Keen                 52        President and Chief Executive              1990/1/       2002
                                         Officer of the Company and
                                         the Bank

Ralph Edward                   48        Farmer                                     1987/1/       2002
Scott, Jr.

Gordon C.                      49        Attorney in Smithfield, North              1999          2002
Woodruff                                 Carolina

Robert E. Fields               72        Real estate appraiser; owner of            1977/1/       2003
                                         Fields Appraisal, Inc.

James C. Parker                49        Certified public accountant;               1996          2003
                                         Partner of Parker & Parker,
                                         P.A., CPA

Sidney Ernest Sauls            53        Insurance agent, North                     2000          2003
                                         Carolina Farm Bureau Mutual
                                         Insurance Company

/1/ Includes service on the Board of Directors of the Bank prior to the formation of the Company.


     Mr. Scott is a distant cousin of Mr. Hinnant.

Meetings of the Board and Committees of the Board

     The Board of Directors conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors meets quarterly and may have additional meetings as needed. During fiscal 2000, the Board of Directors of the Company held six meetings. All of the existing directors of the Company, including the nominees for re-election listed above, attended at least 75 percent of the aggregate number of meetings of the Board of Directors and committees of the Board on which they served during 2000.

     The Board of Directors of the Company has three standing committees-the Executive Committee, the Stock Option Committee and the Audit Committee.

     The Executive Committee of the Board consists of R. Harold Hinnant, James
C. Parker, Ralph Edward Scott, Jr. and Harold T. Keen. The Executive Committee has the power to act on behalf of the full Board of Directors on matters that require action at times other than meetings of the full Board.

     The Stock Option Committee consists of R. Harold Hinnant, James C. Parker and Gordon C. Woodruff. This committee administers the KS Bancorp, Inc. Employee Stock Option Plan and the KS Bancorp, Inc. Nonqualified Stock Option Plan for Directors. The Stock Option Committee met one time during fiscal 2000.

     The Audit Committee of the Board consists of James C. Parker, R. Harold Hinnant and Robert E. Fields. The Audit Committee meets on an as needed basis to:

     . Select, evaluate, and where appropriate, replace the independent auditors to audit the financial statements of the Company and its subsidiaries, and, in doing so, to obtain disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and to discuss with the auditors their independence.

     .    Review the scope of the audit and the audit procedures used.

     . Review with the independent auditors and the Company's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company.

     . Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present.

     . Be available to the independent auditors during the year for consultation purposes.

     . Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as it may be modified or supplemented.

     . Review with management and the independent accountants the Company's financial disclosure documents, including all annual and quarterly financial statements and reports filed with the Federal Deposit Insurance Company or sent to stockholders.

     . Following the satisfactory completion of each year-end review, recommend to the Board of Directors the inclusion of the audited financial statements in the Company's filing on Form 10-KSB.

     . Review the internal audit function of the Company, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors.

     . Receive reports or summaries of findings from any completed internal audits, together with management responses, and monitor progress of any proposed internal audit plan, with explanations for any deviations from the original plan.

     . Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

     . Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgement, that is appropriate.

While the Audit Committee has the responsibilities and powers set forth above, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations. The Audit Committee met one time during fiscal 2000. The Charter for the Audit Committee is attached to this Proxy Statement as Attachment I.

     In addition, the Board of Directors appoints a nominating committee each year prior to the annual meeting of stockholders to nominate persons for election to the Board of Directors. The composition of this committee varies from year to year.

Board of Directors of the Bank

     The Bank also has a nine member board of directors which is composed of the same persons who are now directors of the Company.

Directors' Compensation

     Directors' Fees. Members of the Board of Directors receive no fees or compensation for serving on the Board of Directors of the Company. However, all members of the Company's Board of Directors are also directors of the Bank.
Each member of the Bank's board of directors receives $900 per month for their service in that capacity, except for the Chairman of the Bank's board of directors, who receives $1100 per month. In addition, members of the Bank's loan and audit committees receive $100 per meeting attended, and the loan and audit committees met four and one time during the fiscal year ended December 31, 2000. Board fees are subject to adjustment annually. Except for the loan and audit committees, members receive no additional compensation for serving on any committee of the board of directors of the Bank.

     The Bank has adopted a deferred compensation plan for its directors to be paid in the form of death benefits. The plan provides for the payment of death benefits ranging from $2,000 to $20,000, depending upon each director's years of service to the Bank. As of December 31, 2000, the Bank had accrued $84,551 in expense, representing the present value of the death benefits based upon each director's life expectancy.

     Directors Stock Option Plan. The Board of Directors of the Company has adopted the KS Bancorp, Inc. Nonqualified Stock Option Plan for Directors (the "Directors Plan"). Members of the Board of Directors and the Bank's board of directors are eligible recipients under the Directors Plan. Pursuant to the Directors Plan, 40,446 shares of Common Stock were initially reserved for issuance upon the exercise of stock options which have been granted to present and former nonemployee directors of the Bank. As a result of the Company's 4 for 3 stock split in June 1997 and previous exercises of options, the number of shares now reserved for issuance under the Directors Plan is 43,999. Options to purchase 5,932 shares of Common Stock were granted to each of the currently serving directors of the Bank who were serving at the time the Directors Plan was adopted (Mr. Hinnant, Mr. Fields, Mr. Parrish and Mr. Scott), other than Mr. Keen, who received no options under the Directors Plan. The options were granted to directors of the Bank in recognition of their past service to the Bank and as an incentive for their continued performance. No cash consideration was paid for the options.

     Options granted under the Directors Plan had an exercise price of $10.00 per share, which was the fair market value of the Common Stock on the date the options were granted. As a result of the Company's June 1997 stock split, the exercise price was adjusted to $7.50 per share in accordance with the Director's Plan to reflect the adjustment to the per share market value of the Common Stock that resulted from the stock split. Options granted under the Directors Plan have a term of ten years which expires in 2003, are not transferable except upon death and had a vesting schedule pursuant to which 20% of the options vested on the date they were granted and 20% vested each year thereafter. All the options are now completely vested. In the event of a "change in control" of the Company or the Bank, options may be exchanged for cash payments equal to the difference between the market value of the shares subject to option and the option price. The definition of "change in control" is similar to that described below under "Management Compensation -- Employment Agreement." The Board of Directors can amend the Directors Plan at any time; however, the Board of Directors cannot make any change which would deprive an existing option holder of any of his rights without his or her consent.

     Options granted pursuant to the Directors Plan do not qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and are therefore nonqualified stock options. In general, the holder of a nonqualified stock option will recognize compensation income equal to the amount by which the fair market value of the Common Stock received on the date of exercise exceeds the sum of the exercise price and any amount paid for the nonqualified stock option. If the optionee elects to pay the exercise price in whole or in part with Common Stock, the optionee generally will not recognize any gain or loss on the Common Stock surrendered in payment of the exercise price. The Company generally will not recognize any income or be entitled to claim any deduction upon the grant of a nonqualified stock option. At the time the optionee is required to recognize compensation income upon the exercise of the nonqualified stock option, the Company generally will be entitled to claim a deduction in the amount equal to such compensation income.

     Holders of options under the Directors Plan are also entitled to receive bonus compensation under the Bank's Bonus Compensation Plan. See "-- Bonus Compensation Plan."

     Bonus Compensation Plan. In 1993, the Bank adopted a bonus compensation plan (the "Bonus Compensation Plan") which provided that incentive compensation would be paid to those directors and employees who hold unexercised options issued pursuant to the Directors Plan and the KS Bancorp, Inc. Employee Stock Option Plan (the "Employees Plan"). Under the Bonus Compensation Plan, incentive compensation is paid soon after the close of each of the Bank's fiscal quarters. The amount of incentive compensation awarded under the Incentive Compensation Plan was equal to the number of shares subject to unexercised options granted under the Directors Plan and the Employees Plan times the amount of dividends awarded per share of Common Stock outstanding during such immediately preceding fiscal quarter. Effective January 1, 1999, the Bonus Compensation Plan was amended to provide that incentive compensation will be payable only to nonemployee directors who hold options under the Directors Plan and will no longer be payable to employees who hold unexercised options under the Employees Plan.

Executive Officers

     The following table sets forth certain information with respect to the persons who are executive officers of either the Company or the Bank or both.

                                                                          Employed by
                          Age on                                          the Bank or
                        December 31,     Positions and Occupations        the Company
                        ------------
Name                       2000            During Last Five Years            Since
----                       ----            ----------------------           -------
Harold T. Keen             52        President and Chief Executive            1990
                                     Officer of the Company and the
                                     Bank

William C. Clarke          44        Senior Vice President of the             1986
                                     Company and the Bank

Kevin J. Jorgenson         53        Senior Vice President of the             1993
                                     Company and the Bank

Ted G. Godwin              51        Senior Vice President of the             1997
                                     Bank, Vice President and
                                     Smithfield City Executive of
                                     First Union National Bank, Vice
                                     President and Regional
                                     Executive with Raleigh Federal
                                     Savings Bank in New Bern,
                                     North Carolina.

Earl W. Worley, Jr.        36        Senior Vice President and Chief          1992
                                     Financial Officer; Branch
                                     Manager of Selma Branch

Management Compensation

     Summary Compensation Table. The executive officers of the Company are not paid any cash compensation by the Company. However, the executive officers of the Company are also executive officers of the Bank and receive cash compensation from the Bank. The following table shows, for the fiscal years ending December 31, 2000, 1999 and 1998, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer of the Bank. No other executive officer of the Bank received salary and bonus compensation in excess of $100,000 for services rendered in all capacities to the Bank in fiscal 2000.

                                         Annual Compensation                                    Long Term Compensation
                              -------------------------------------              --------------------------------------------------

                                                                                   Awards                        Payouts
                                                                             -------------------             --------------

                                                                                              Securities
                                                                                              Underlying
                                                                                              Options/
                                                                                                Stock
                                                            Other Annual                    Appreciation
    Name and                                                Compensation  Restricted Stock      Rights      LTIP     All Other
Principal Position         Year   Salary/(1)/   Bonus/(2)/    ($)/(3)/        Awards         (in Shares)  Payouts  Compensation/(4)/
------------------         ----   -----------   ----------  ------------  ----------------   -----------  -------  -----------------
Harold T. Keen,            2000    $122,000      $ 6,000         --             --                  --       --         $14,688
  President, Chief         1999    $130,800      $ 6,000         --             --                  --       --         $13,399
  Executive                1998    $112,600      $32,358         --             --                  --       --         $11,662
  Officer and Director
  of the Company and the
  Bank

________________________

/(1)/ Includes directors' fees from the Bank in the amount of $9,600 for 1998, $10,800 for 1999 and 10,800 for 2000.
/(2)/  Includes cash payments under the Bank's Bonus Compensation Plan during
       1998.
/(3)/ Under the "Other Annual Compensation" category, perquisites did not exceed the lesser of $50,000 or 10% of salary and bonus as reported for Mr. Keen.
/(4)/ For 2000 the total amount includes $8,280 contributed by the Bank for Mr. Keen pursuant to the Bank's defined contribution, money purchase pension plan, $1,380 contributed by the Bank for Mr. Keen to the Bank's 401(K) plan, and $5,028 accrued pursuant to the retirement agreement entered into with Mr. Keen.

     Stock Option Plan. The Board of Directors has adopted the KS Bancorp, Inc. Employee Stock Option Plan (the "Employees Plan"). Pursuant to the Employees Plan 80,896 shares of Common Stock were initially reserved for issuance upon the exercise of options granted under the Employees Plan. During the fiscal year ended December 31, 1993, seven officers of the Bank were granted options to purchase such 80,896 shares of Common Stock. As a result of the Company's 4 for 3 stock split in June 1997, the number of shares reserved for issuance under the Employees Plan was increased to 107,858. Because employees have exercised options under the Employees Plan, the number of shares reserved for issuance pursuant to the plan has now been reduced to 17,252.

     All of the stock options granted under the Employees Plan are intended to be incentive stock options under Section 422 of the Code. In the case of an incentive stock option, an optionee is not deemed to have received taxable income upon the grant or exercise of the stock option, provided the shares are not disposed of by the optionee for at least one year after the date of exercise and two years after the date of grant. No compensation deduction may be taken by the issuing company as a result of the grant or exercise of an incentive option, assuming these holding periods are satisfied. In the case of a nonqualified stock option, an optionee is deemed to receive ordinary income upon exercise of the stock option in an amount equal to the amount by which the exercise price is exceeded by the fair market value of the stock plus any amount paid for the option. The amount of any ordinary income deemed to be received by the optionee upon the exercise of a nonqualified stock option is a deductible expense of the issuing company for tax purposes.

     The Employees Plan is administered by a committee appointed by the Board of Directors of the Company. No cash consideration was paid for options granted pursuant to the Employees Plan. Options granted under the Employees Plan had an option exercise price of $10 per share, which was the fair market value of the Common Stock on the effective date the options were granted. As a result of the Company's July 1997 stock split, the exercise price was decreased to $7.50 per share in accordance with the Employees Plan to reflect the adjustment to the per share market value of the Common Stock that resulted from the stock split. Options granted under the Employees Plan have a term of no more than ten years which expires in 2003, and options are not transferable except upon death. Options granted under the Employees Plan had a vesting schedule pursuant to which 20% of the options vested on the date the options were granted and 20% vested each year thereafter. All the options are now completely vested. In the event of a "change in control" of the Company or the Bank, options may be exchanged for cash payments equal to the difference between the market value of the shares subject to option and the option price. The definition of "change in control" is similar to that described above under "Management Compensation -- Employment Agreement."

     Employee Stock Ownership Plan. The Bank has established an Employee Stock Ownership Plan (the "ESOP") for eligible employees of the Bank. Employees with 1,000 hours of employment with the Bank who have attained age 21 are eligible to participate. The ESOP borrowed funds from the Company and used the funds to purchase 40,448 shares of Common Stock in 1993. As a result of the Company's 4 for 3 stock split in June 1997, the number of shares held by the ESOP was increased to 53,930. The ESOP acquired an additional 12,500 shares during fiscal year 2000 and owns 65,319 shares as of the Record Date. Collateral for the loan is the Common

Stock purchased by the ESOP which has not been allocated to participants. The loan is being repaid principally from the Bank's discretionary contributions to the ESOP. Dividends, if any, paid on shares held by the ESOP may also be used to reduce the loan. The loan has not been guaranteed by the Bank. Shares purchased by the ESOP are held in a suspense account for allocation among participants as the loan is repaid.

     Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan are allocated among ESOP participants on the basis of compensation in the year of allocation. Benefits generally become 20% vested each year and are 100% vested after five years of credited service. Prior to the completion of five years of credited service, a participant who terminates employment for reasons other than death, retirement (or early retirement), or disability will receive only vested benefits under the ESOP. Forfeitures will be reallocated among remaining participating employees in the same proportion as contributions. Benefits are payable upon death, retirement, early retirement, disability or separation from service. The Bank's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

     The Bank's ESOP committee may instruct the ESOP trustees regarding investment of funds contributed to the ESOP. Participating employees shall instruct the trustees as to the voting of all shares allocated to their respective accounts held in the ESOP. The unallocated shares held in the suspense account, and all allocated shares for which voting instructions are not received, will be voted by the trustees in their discretion subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     The ESOP may be considered an "anti-takeover" device since the ESOP may control a sufficient percentage of the total outstanding Common Stock of the Company so that the vote or decision whether to tender shares of the ESOP may be used as a defense in a contested takeover.

     Retirement Plan. The Bank maintains a defined contribution, money purchase pension plan for the benefit of all of its employees who have completed six months of service with the institution and who are at least 21 years of age. Under the plan, the Bank contributes an amount equal to 6% of each participant's compensation during the plan year, plus an additional 5.4% of each participant's compensation during the plan year in excess of 80% of the Social Security wage base. For purposes of the plan, compensation means a participant's basic rate of annual compensation for the current calendar year, including commissions, overtime pay, bonuses and other extra compensation.

     Participants are fully vested in amounts the Bank contributes to the plan on their behalf after seven years of service, as follows: 1 year of service, 0%; 2 years, 0%; 3 years, 20%; 4 years, 40%; 5 years, 60%; 6 years, 80%; 7 years or more, 100%.

     Benefits under the plan are payable in the event the participant's retirement, death, disability or termination of employment. Normal retirement age under the plan is 65 years of age. The plan also offers early retirement to participants who are at least 60 years of age.

     As of December 31, 2000, Harold T. Keen had ten years of service under the retirement plan.

     401(k) Profit Sharing Plan. The Bank also maintains a contributory savings plan for substantially all of its employees, which meets the requirements of section 401(k) of the Code. Employees who have completed six months of service and who are least 21 years of age may elect to contribute up to 15% of their compensation to the plan each year, subject to certain maximums imposed by federal law. The Bank will match 25% of each participant's contribution, up to a maximum employer contribution of 1% of the participant's compensation. From time to time, the Bank may also make discretionary profit sharing contributions to the plan, which are allocated among participants' accounts on the basis of compensation. For purposes of the 401(k) plan, compensation means a participant's total compensation received from the employer.

     Participants are fully vested in amounts they contribute to the plan. Participants are fully vested in amounts the Bank contributes to the plan on their behalf as employer matching contributions and as profit sharing contributions after seven years of service as follows: 1 year of service, 0%; 2 years, 0%; 3 years, 20%; 4 years, 40%; 5 years, 60%; 6 years, 80%; 7 or more years, 100%.

     Retirement Agreement For Mr. Keen. The Bank has entered into a Retirement Agreement with Harold T. Keen, President and Chief Executive Officer, providing for the payment of $1,250 per month for 10 years upon Mr. Keen's retirement after age 65. If Mr. Keen should die after his retirement, his beneficiary would be entitled to receive payments under the agreement. If Mr. Keen should die before his retirement, his beneficiary would receive a death benefit of $142,000. If Mr. Keen voluntarily terminates his employment with the Bank or if he is discharged for cause, benefits under the agreement would be forfeited. If Mr. Keen should be terminated without cause, he would be entitled to a vested percentage of the benefits under the agreement which would be computed using a 15-year vesting schedule.

     The Bank has purchased a life insurance policy on Mr. Keen's life which will fund the benefits payable under the agreement. The Bank's deferred compensation expense with respect to this agreement amounted to $4,726, $4,743 and $4,475 for the fiscal years ended December 31, 2000, 1999 and 1998, respectively.

     Employment Agreement. The Bank has entered into an employment agreement with Mr. Keen in order to establish his duties and compensation and to provide for his continued employment with the Bank. The agreement provided for an initial term of employment of three years. On each anniversary date thereafter, the agreement is extended for an additional year so that the remaining term will be three years unless written notice of non-renewal is given by the Bank's board of directors after conducting an evaluation of Mr. Keen's performance. Mr. Keen's agreement now provides for an annual base salary of $140,000. The agreement also provides that the base salary shall be reviewed by the Board of Directors not less often than annually. In the event of a change in control (as defined below), Mr. Keen's base salary must be increased by at least 6% annually. In addition, the employment agreement provides for profitability and discretionary bonuses and participation in other pension, profit-sharing or retirement plans maintained by the Bank and the Company, as well as fringe benefits normally associated with Mr. Keen's office. The employment agreement provides that it may be terminated by the Bank for cause, as defined in the agreement, and that it may otherwise be terminated by the Bank (subject to vested rights) or by Mr. Keen.

     The employment agreement provides that if employment is terminated in connection with, or within 24 months after, a change in control or if the nature of Mr. Keen's compensation, duties or benefits are diminished following a change in control of the Bank or the Company, and Mr. Keen terminates his employment, he will be entitled to receive compensation equal to 2.99 times his average annual compensation for income tax purposes for the most recent five tax years prior to the change in control, payable in a lump sum or in equal monthly payments. For purposes of the employment agreement, a change in control generally will occur if (i) after the effective date of the employment agreement, any "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing 25% or more of any class of voting securities of either the Company or the Bank, or acquires in any manner control of the election of a majority of the directors of either the Company or the Bank, (ii) either the Company or the Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where neither the Company nor the Bank is the surviving corporation in such transaction, or (iii) all or substantially all of the assets of either the Company or the Bank are sold or otherwise transferred to or are acquired by any other entity or group.

     Payments under the employment agreement in the event of a change in control may constitute an excess parachute payment under Section 280G of the Code resulting in the imposition of an excise tax on the recipient and denial of a deduction to the Bank for all amounts in excess of the executive's average annual compensation for the five tax years preceding the change in control. The agreement provides that benefits payable to the officer as a result of a change in control will be modified or reduced to the extent deemed to be necessary by the Bank's board of directors to avoid the imposition of excise taxes on the employee or the disallowance of a deduction to the Company.

Certain Indebtedness and Transactions of Management

     The Bank makes loans to its employees, including its executive officers and directors, in the ordinary course of its business. The Bank has adopted a policy which sets forth the requirements applicable to such loans. These loans are made using the same credit and underwriting standards as are applicable to the general public, and such loans do not involve more than the normal risk of Collectability or present other unfavorable features. Pursuant to its employee loan policy loans to directors and employees are made on the same terms, including interest rates and collateral, as those prevailing for comparable transactions with nonaffiliated persons.

     Set forth is a table describing the loans the Bank has made to the directors and executive officers and members of their immediate families since December 31, 1998 which exceed $60,000 in the aggregate.

                                          Original Loan   Balance Outstanding at
       Borrower            Type of Loan      Amount        December 31, 2000
       --------            ------------      ------        -----------------

L&P Investments, LLC/1/     Commercial       $530,000          $497,132.12


/1/ James C. Parker and his spouse are members and part owners of this limited liability company.

Report of Audit Committee

     The Audit Committee of the Company's Board of Directors has reviewed and discussed with the Company's independent auditors all matters required to be discussed by the Statement on Auditing Standards No. 61 (Codification of Statements of Auditing Standards), as amended. The Audit Committee has also reviewed and discussed the Company's audited financial statements with management. In addition, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence, consistent with Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees," as amended, and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. Based upon the Audit Committee's review and discussions with management and the independent auditors described above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the SEC. The Audit Committee has also recommended reappointment of the independent auditors, and the Board of Directors concurred in such recommendation.



                                    James C. Parker
                                    R. Harold Hinnant
                                    Robert E. Fields

                                  PROPOSAL 2
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

     Dixon Odom PLLC has been selected as the Company's and the Bank's independent auditor for the 2001 fiscal year. Such selection is being submitted to the Company's stockholders for ratification. Representatives of Dixon Odom PLLC are expected to attend the Annual Meeting and will be afforded an opportunity to make a statement, if they so desire, and to respond to appropriate questions from stockholders.

     Dixon Odom PLLC was selected as the Company's independent auditor for the 2000 fiscal year, replacing McGladrey & Pullen, LLP, which was the Company's independent auditor for the years ended December 31, 1999 and December 31, 1998. Such selection was submitted to the Company's shareholders at the 2000 annual meeting of shareholders and was ratified. The decision to change independent auditors was based on several factors, including location and cost, and was approved by the Audit Committee. McGladrey & Pullen, LLP's report on the Company's financial statements for the fiscal years ended December 31, 1999 and 1998 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During such years and the subsequent interim period through the date of the Company's Form 10-K for the year ended December 31, 1999, there were no disagreements between the Company and McGladrey & Pullen, LLP on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of such auditor, would have caused it to make reference to the subject of such disagreement in connection with its reports. During the fiscal years ended December 31, 1999 and 1998 and the subsequent interim period through the date of the Company's Form 10-K for the year ended December 31, 1999, the Company did not consult Dixon Odom PLLC, with regard to either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event.

     The Board of Directors recommends that the shareholders vote for
                                                                  ---
ratification of the selection of Dixon Odom PLLC as independent auditor for the Company for the fiscal year ending December 31, 2001.


                  DATE FOR RECEIPT OF STOCKHOLDERS' PROPOSALS

     It is presently anticipated that the 2002 Annual Meeting of Stockholders will be held in May of 2001. In order for stockholder proposals to be included in the proxy materials for that meeting, such proposals must be received by the Secretary of the Company at the Company's principal executive office not later than December 1, 2001 and meet all other applicable requirements for inclusion therein.

     In the alternative, if a stockholder follows the SEC's proxy solicitation rules, the stockholder may commence his own proxy solicitation and present a proposal from the floor at the 2002 annual meeting of stockholders of the Company. If a stockholder elects to do so, the holders of proxies solicited by the Company's Board of Directors may vote the proxies under the discretionary authority granted by those proxies on any proposals presented by such shareholder if the Company does not receive notice of such proposal on or before February 14, 2002.

     The Company's bylaws provide that, in order to be eligible for consideration at the annual meeting of stockholders, all nominations of directors, other than those made by the Company's Board of Directors, must be made in writing and must be delivered to the Secretary of the Company not less than 30 days nor more than 50 days prior to the meeting at which such nominations will be made; provided, however, if less than 21 days notice of the meeting is given to stockholders, such nominations must be delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.


                                 OTHER MATTERS

     Management knows of no other matters to be presented for consideration at the Meeting or any adjournments thereof. If any other matters shall properly come before the Meeting, it is intended that the proxyholders named in the enclosed form of proxy will vote the shares represented thereby in accordance with their judgment, pursuant to the discretionary authority granted therein.


                                 MISCELLANEOUS

     The Annual Report of the Company for the year ended December 31, 2000, which includes financial statements audited and reported upon by the Company's independent auditor, is being mailed along with this Proxy Statement; however, it is not intended that the Annual Report be a part of this Proxy Statement or a solicitation of proxies.

     THE FORM 10-KSB FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE PROVIDED FREE OF CHARGE UPON WRITTEN REQUEST DIRECTED TO: KS BANCORP, INC., POST OFFICE BOX 219, 207 WEST SECOND STREET, KENLY, NORTH CAROLINA 27542,
ATTENTION:  HAROLD T. KEEN.

                                    By Order of the Board of Directors,


                                    Joy B. Watson
                                    Secretary



Kenly, North Carolina
March 30, 2001

                                 ATTACHMENT I

                               KS BANCORP, INC.
                            AUDIT COMMITTEE CHARTER


Organization

     There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. Members of the Audit Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Audit Committee and at least one member shall have accounting, related financial management expertise, or other comparable experience or background that results in the individual's financial sophistication.

Statement of Policy

     The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports and other operating controls of the Company. In doing so, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, the financial management and other employees of the Company.

Responsibilities

     In carrying out these responsibilities, the Audit Committee will:

     . Select, evaluate, and where appropriate, replace the independent auditors to audit the financial statements of the Company and its subsidiaries. In doing so, obtain disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and to discuss with the auditors the auditors' independence. The independent auditors are to be accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders.

     .    Review the scope of the audit and the audit procedures utilized.

     . Review with the independent auditors, the internal auditor and the Company's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company. Emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

     . Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     . Be available to the independent auditors during the year for consultation purposes.

     . Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented.

     . Review with management and the independent accountants the Company's financial disclosure documents, including all annual and quarterly financial statements and reports filed with the Federal Deposit Insurance Company or sent to stockholders. Following the satisfactory completion of each year-end review, recommend to the Board the inclusion of the audited financial statements in the Company's filing on Form 10-KSB. The year-end review shall include any significant problems and material disputes between management and the independent accountants and a discussion with the independent accountants out of management's presence of the quality of the Company's accounting principles as applied in its financial reporting, the clarity of the Company's financial disclosures and degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and a frank and open discussion of other significant decisions made by management in, preparing the financial disclosure. With respect to the independent accountants' reviews of quarterly reports on Form 10-QSB, communication from the independent accountants may be received on behalf of the Audit Committee by the Committee Chair, who will report thereon to the full Audit Committee at its next meeting.

     . Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors.

     . Receive reports or summaries of findings from completed internal audits, together with management responses, and monitor progress of the proposed internal audit plan, with explanations for any deviations from the original plan.

     . Prepare the reports required by the rules of the applicable regulatory authorities to be included in the Company's annual proxy statement.

     . Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

     . Investigate any matter brought to its attention within the scope of its duties, with the powers to retain outside counsel for this purpose if, in its judgment, that is appropriate.

     While the Audit Committee has the responsibilities and powers set forth in the Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                                REVOCABLE PROXY

                               KS BANCORP, INC.
                  ANNUAL MEETING OF STOCKHOLDERS MAY 1, 2001

     The undersigned hereby appoints the Board of Directors of KS Bancorp, Inc. (the "Company"), with full power of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company, which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the offices of the Company at 207 West Second Street, Kenly, North Carolina, on Tuesday, May 1, 2001, at 7:00 p.m., Eastern Time, and at any and all adjournments thereof, as follows:

                                                      FOR       VOTE WITHHELD
                                                      ---       -------------

1.   The election as directors of all nominees        [_]            [_]
     listed below for the terms stated:

     Term ending as of the 2004 Annual Meeting -
     R. Harold Hinnant, R. Elton Parrish,
     A. Carroll Coleman


     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

     _______________________________________________

                                                      FOR    AGAINST    ABSTAIN
                                                      ---    -------    -------
2.   The ratification of the selection of Dixon       [_]      [_]       [_]
     Odom PLLC as the independent auditor for the Company for the 2001 fiscal year.




     The Board of Directors recommends a vote "FOR" the above proposals.

--------------------------------------------------------------------------------

IF PROPERLY MARKED, DATED, SIGNED AND RETURNED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF INSTRUCTIONS ARE GIVEN WITH RESPECT TO SOME BUT NOT ALL PROPOSALS, SUCH INSTRUCTIONS AS ARE GIVEN WILL BE FOLLOWED, BUT THE PROXY WILL BE VOTED "FOR" THE PROPOSALS AS TO WHICH NO INSTRUCTIONS ARE GIVEN. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

A PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY THE FILING OF A WRITTEN NOTICE OF REVOCATION WITH THE SECRETARY OF THE COMPANY, BY DELIVERING TO THE COMPANY A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.


               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated March 30, 2001.



_____________________________________________
PRINT NAME OF STOCKHOLDER



_____________________________________________
SIGNATURE OF STOCKHOLDER             Date



_____________________________________________
PRINT NAME OF STOCKHOLDER



_____________________________________________
SIGNATURE OF STOCKHOLDER             Date


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.



PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.